ADE NETWORK TECHNOLOGY PTY. LTD.

                               A.C.N. 006 395 026

                          AUDITED FINANCIAL STATEMENTS

                                  30 JUNE, 2000


















--------------------------------------------------------------------------------
NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED IN AUSTRALIAN DOLLARS.

                                                                             1.1




                        ADE NETWORK TECHNOLOGY PTY. LTD.

                                    INDEX TO

                          AUDITED FINANCIAL STATEMENTS

                                  30 JUNE, 2000

                                                                 Page No.

     Directors' Report                                             1

     Auditor's Report                                              2

     Directors' Declaration                                        3

     Profit and Loss Appropriation Account                         4

     Balance Sheet                                                 5

     Statement of Cash Flows                                       6

     Notes to and Forming Part of the Accounts                     7

                                                                             1.1



ADE NETWORK TECHNOLOGY PTY. LTD.
DIRECTOR'S REPORT

Your directors submit the financial accounts of the company for the year ended 30th June 2000. The names of the directors in office at the date of this report are:

    Wayne Anderson
    William Anderson
    Philip W Anderson

The principal activities of the company during the financial year were distribution, servicing and installation of microwave communication systems.

No significant change in the nature of these activities occurred during the year.

The net profit after providing for income tax amounted to $194,114.

The following dividends were paid or recommended for payment:

        29 September, 1999        $23,700
         4 February, 2000         $23,700

A review of the operations of the company during the financial year and the results of those operations are as follows:

Sales increased by over 40% on the prior year, whilst at the same time operating profit before tax increased by over 60% to $268,604 compared to 1998/1999.

The likely developments in the operation of the company and the expected results of those operations in financial years subsequent to the year ended 30th June 2000 are as follows:

With the continued growth in the telecommunications industry and the related wireless infrastructure the directors are expecting a similar rate of growth in the year ending 30 June, 2001 as achieved in 1999/2000.

No significant change in the state of affairs of the company occurred during the financial year.

The directors on behalf of the shareholders, and the company have entered into negotiations with an overseas entity to pursue a possible sale of the business operated by the company or alternatively the shareholders interest in the company. Other than this negotiation no matters or circumstances have arisen since the end of the financial year which significantly affected or may significantly affect the operations of the company, the results of those operations or the state of affairs of the company in financial years subsequent to the financial year ended 30th June 2000.

No options to shares in the company have been granted during the financial year and there were no options outstanding at the end of the financial year.

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NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED
IN AUSTRALIAN DOLLARS.

                                                                             1.2


ADE NETWORK TECHNOLOGY PTY. LTD.

DIRECTOR'S REPORT

No director has received or become entitled to receive, during or since the end of financial year, a benefit because of a contract made by the company or a related body corporate with the director, a firm of which a director is a member or a company in which a director has a substantial financial interest. This statement excludes a benefit included in the aggregate amount of emoluments received or due and receivable by directors and related party transactions shown in the company's accounts, prepared in accordance with Schedule 5 of the corporations Regulations, or the fixed salary of a full time employee of the company, controlled entity or related body corporate.

The company has not, during or since the financial year, in respect of any person who is or has been an officer or auditor of the company or of a related body corporate:

    indemnified or made any relevant agreement for indemnifying against a liability, including costs and expenses in successfully defending legal proceedings; or

    paid or agreed to pay a premium in respect of a contract insuring against a liability for the costs or expenses to defend legal proceedings.

Signed in accordance with a resolution of the Board of Directors:

-------------------------------------------------
Wayne Anderson
Director

-------------------------------------------------
William Anderson
Director

27 September, 2000


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NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED
IN AUSTRALIAN DOLLARS.

                                                                             2.1


INDEPENDENT AUDITOR'S REPORT

To The Members of ADE Network Technology Pty. Ltd.


Scope

We have audited the attached financial report of ADE Network Technology Pty. Ltd. for the year ended 30 June 2000, as set out on pages 2 to 7. The company's directors are responsible for the financial report. We have conducted an independent audit of the financial report in order to express an opinion on it to the members of the company.

Our audit has been conducted in accordance with Australian Auditing Standards. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial report, and the evaluation of significant accounting estimates. These procedures have been undertaken to form an opinion whether, in all material respects, the financial report is presented fairly in accordance with Accounting standards and other mandatory professional reporting requirements, so as to present a view which is consistent with our understanding of the company's financial position, and performance as represented by the results of its operations and its cash flows.

The audit opinion expressed in this report has been formed on the above basis.

Qualification

Because we were appointed auditors of ADE Network Technology Pty. Ltd. on 24 September 1999, we were not able to observe the counting of the physical inventories at the beginning of that year or satisfy ourselves concerning those inventory quantities by alternative means. Since opening inventories enter into the determination of the results of operations, we were unable to determine whether adjustments to the results of operations and opening retained earnings might be necessary for 2000. Our audit report on the financial report for the year ended 30 June 2000 is qualified accordingly.

Qualified Audit Opinion

In our opinion, except for the effects on the financial report of the matters referred to in the Qualification paragraph the financial report presents fairly in accordance with applicable Accounting Standards and other mandatory professional reporting requirements the financial position of ADE Network Technology Pty. Ltd. as at 30 June 2000, the results of its operations and its cash flows for the year then ended.

Firm:  Lundstrom Dickson Barbanti       Address:  21 Ellingworth Parade
       Chartered Accountants                      Box Hill  Vic  3128

Partner: -----------------------------------------
         T J A Dickson
         Registered Company Auditor

Date:    27 September, 2000

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NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED
IN AUSTRALIAN DOLLARS.

                                                                             3.1


ADE NETWORK TECHNOLOGY PTY. LTD.


DIRECTORS' DECLARATION

The directors of the company declare that:

1. The financial statements and notes presents fairly the company's financial position as at 30 June, 2000 and its performance for the year ended on that date in accordance with Australian Accounting Standards and other mandatory reporting requirements.

2. In the directors opinion there are reasonable grounds to believe that the company will be able to pay its debts as and when they fall due.

This declaration is made in accordance with a resolution of the directors.

--------------------------------------------------
Wayne Anderson
Director

--------------------------------------------------
William Anderson
Director

27 September, 2000


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NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED
IN AUSTRALIAN DOLLARS.

                                                                             4.1


ADE NETWORK TECHNOLOGY PTY. LTD.
A.C.N. 006 395 026

PROFIT & LOSS ACCOUNT
YEAR ENDED 30TH JUNE 2000

                                      Note             2000             1999
                                      ----       ----------       ----------
                                                        $                $
Operating profit (loss) before

income tax                              -            342258           166817
Income Tax Expense                      4            148144            36477
                                                 ----------       ----------
Operating profit (loss) after
income tax                                           194114           130340

Retained profits (losses) at the
beginning of the year                                157845            27505
Adjustments to Retained Earnings                    (236164)               -
                                                 ----------       ----------
Total available for appropriation                    115795           157845

Dividends provided for or paid          5             47400                -

                                                 ----------       ----------
Retained profits (losses) at end of
financial year                                        68395           157845
                                                 ==========       ==========

















 The accompanying notes form part of these financial statements.

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NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED
IN AUSTRALIAN DOLLARS.

                                                                             5.1


ADE NETWORK TECHNOLOGY PTY. LTD.
A.C.N. 006 395 026

BALANCE SHEET

30TH JUNE 2000

                                      Note             2000             1999
                                                        $                $
                                      ----       ----------       ----------
CURRENT ASSETS

Cash                                    6              9327              500
Receivables                             7           1162413           447757
Inventories                             8            754877           483623
Other                                   9            118093                -
                                                 ----------       ----------
TOTAL CURRENT ASSETS                                2044710           931880
                                                 ----------       ----------
NON-CURRENT ASSETS

Property, plant and equipment          10            504007           240181
Intangibles                            11              1889            64389
Other                                   9             48009                -
                                                 ----------       ----------
TOTAL NON-CURRENT ASSETS                             553905           304570
                                                 ----------       ----------
TOTAL ASSETS                                        2598615          1236450
                                                 ==========       ==========
CURRENT LIABILITIES

Creditors and borrowings               12           1283705           539073
Provisions                             13            286952            36477
Other                                  14            347331                -
                                                 ----------       ----------
TOTAL CURRENT LIABILITIES                           1917988           575550
                                                 ----------       ----------
NON-CURRENT LIABILITIES

Creditors and Borrowings               12            360067           266696
Provisions                             13             15806                -
                                                 ----------       ----------
TOTAL NON-CURRENT LIABILITIES                        375873           266696
                                                 ----------       ----------
TOTAL LIABILITIES                                   2293861           842246
                                                 ==========       ==========

NET ASSETS (LIABILITIES)                             304754           394204
                                                 ==========       ==========
SHAREHOLDERS' EQUITY

Share capital                          15            237000           237000
Reserves                               16              (641)            (641)
Retained profits/(losses)                             68395           157845
                                                 ----------       ----------
TOTAL SHAREHOLDERS' EQUITY                           304754           394204
                                                 ==========       ==========

Capital and Leasing Commitments        17



The accompanying notes form part of these financial statements.

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NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED
IN AUSTRALIAN DOLLARS.

                                                                             6.1


ADE NETWORK TECHNOLOGY PTY. LTD.
A.C.N. 006 395 026

STATEMENT OF CASH FLOWS

30TH JUNE 2000

                                                       2000             1999
                                                        $                $
                                                  ----------      ----------


CASH FLOW FROM OPERATING ACTIVITIES

Receipts from Customers                             6965267         5477883
Payments to Suppliers and Employees                (6531867)       (5259263)
Income from Sale of Assets                                -            3647
Financing Costs                                      (31974)         (30395)
Income Tax Paid                                      (45596)              -
                                                  ----------      ----------

                                                     355830          191872
                                                  ----------      ----------

CASH FLOW FROM INVESTING ACTIVITIES

Acquisition of Fixed Assets                         (465285)        (209154)
                                                  ----------       ----------

CASH FLOW FROM FINANCING ACTIVITIES

Proceeds from Borrowings                             204097           99087
Repayment of Borrowings                              (32226)         (69842)
Dividends Paid                                       (47400)              -
                                                  ----------       ----------

                                                     124471           29245
                                                  ----------      ----------

NET CASH FLOW                                         15016           11963

Cash at Beginning of Year                            (59212)         (71175)
                                                  ----------      ----------

Cash at End of Year                                  (44196)         (59212)
                                                  ==========      ==========



--------------------------------------------------------------------------------
NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED IN AUSTRALIAN DOLLARS.

                                                                             7.1


ADE NETWORK TECHNOLOGY PTY. LTD.
A.C.N. 006 395 026

NOTES TO AND FORMING PART OF THE ACCOUNTS

30TH JUNE 2000

 1  STATEMENT OF ACCOUNTING POLICIES

      This financial report is a general purpose financial report prepared in accordance with Australian Accounting Standards, Urgent Issues Group Consensus Views and other authoritative pronouncements of the Australian Accounting Standards Board. The financial report is also prepared on an accruals basis and is based on historic costs and does not take into account changing money values or, except where specifically stated, current valuations of non-current assets. The following specific accounting policies, which are consistent with the previous period unless otherwise stated, have been adopted in the preparation of these statements.

      Inventories

      Inventories are measured at the lower of cost and net realisable value.

      Plant and Equipment, and Motor Vehicles

      Plant and equipment and motor vehicles are carried at cost, less where applicable any accumulated depreciation or amortisation. All assets are depreciated over their useful lives to the company.

      Goodwill

      Goodwill is initially recorded at the amount by which the purchase price for a business exceeds the fair value attributed to its net assets at the date of acquisition. The balance is reviewed annually and any balance representing future benefits the realisation of which is considered to be no longer probable are written off.

          Leases

      Leases of fixed assets, where substantially all the risks and benefits incidental to the ownership of the asset, but not legal ownership, are transferred to the company are classified as finance leases. Finance leases are capitalised recording an asset and a liability equal to the present value of the minimum lease payments, including any guaranteed residual value. Leased assets are depreciated on a straight line basis over their estimated useful lives where it is likely that the economic entity will obtain ownership of the asset or over the term of the lease. Lease payments are allocated between the reduction of the lease liability and the lease interest expense for the period. Lease payments under operating leases, where substantially all the risks and benefits remain with the lessor, are charged as expenses in the periods in which they are incurred.

      Employee Entitlements

      Provision is made for the company's liability for employee entitlements arising from services rendered by employees to balance date. Employee entitlements eligible for payment within one year together with entitlements arising from wages and salaries, annual leave and long service leave which will be settled after one year, have been measured at their nominal amount.

      Contributions are made by the company to an employee superannuation fund and are charged as expenses when incurred.

--------------------------------------------------------------------------------
NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED IN AUSTRALIAN DOLLARS.

                                                                             7.2


ADE NETWORK TECHNOLOGY PTY. LTD.A.C.N. 006 395 026
NOTES TO AND FORMING PART OF THE ACCOUNTS
30TH JUNE 2000

Changes in Accounting Policy

(a)    The  company  changed  its  accounting   policy  in  regard  to  employee
       entitlements in order to comply with Australian  Accounting  Standard AAS
       30. The financial effect of this change in accounting policy has been to recognise $138,929 as expense in the operating profit for the year. Opening retained earnings have not been adjusted and comparatives have not been restated as the directors believe that compiling such information is impracticable.

(b) The company has changed its accounting policy in regard to finance leases in order to comply with Australian Accounting Standard AAS 17. The financial effect of this change in accounting policy has been to recognise $1,809 as revenue in the operating profit for the year. Opening retained earnings have not been adjusted and comparatives have not been restated as the directors believe that compiling such information is impracticable.

(c) The company has changed its accounting policy in regard to maintenance contract income in order to comply with Australian Accounting Standard AASB 1004. In prior years this income was brought to account in the year invoiced. For the year ended 30 June 2000 and future periods the income is brought to account over the term of the contract. The financial effect of this change in accounting policy has been to increase the amount of revenue in the operating profit for the year by $45,163. Opening retained earnings have been reduced by $392,494 and a liability for deferred income has been taken up at 30 June 2000 amounting to $347,331. The income tax effect of this adjustment is reflected in a future income tax benefit of $118,093 which has been brought to account at 30 June 2000 and is disclosed as an increase in this year's tax expense of $23,205 and a tax expense reduction in retained earnings of $141,298. Comparative figures have not been restated as the directors believe that compiling such information is impracticable.


(d) The company has changed its accounting policy in regard to foreign currency translation gains or losses in order to comply with Australian Accounting Standard AASB 1004. The financial effect of this change of policy has been to recognise $23,300 as revenue in the operating profit for the year. Opening retained earnings have been increased by $15,032. Comparative figures have not been restated as the directors believe that compiling such information is impracticable.

                                                       2000             1999
                                                        $                $
 2  OPERATING PROFIT

    (a) Operating profit before abnormal items and income tax has been determined after charging as expense:

    Borrowing Costs:
      Interest                                        31974            30395
      Finance Lease Charges                           12825                -

    Depreciation:
      Plant and Equipment and Motor Vehicles         125821            36177

    Amortisation:
      Goodwill                                        45000                -
      Leased Equipment and Motor Vehicles             45871                -

    Rental Expense on Operating Lease:
      Property                                        93181            86347
      Other                                           33188            83886

--------------------------------------------------------------------------------
NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED IN AUSTRALIAN DOLLARS.

                                                                             7.3


ADE NETWORK TECHNOLOGY PTY. LTD.
A.C.N. 006 395 026

NOTES TO AND FORMING PART OF THE ACCOUNTS

                                                    2000             1999
                                                     $                $
                                                 ----------       ----------
 3  OPERATING REVENUE

    Operating activities of the entity:

      Sale of Goods and Services                    7567933          5341160
      Commissions                                    122854            82475
      Sundry Income                                    6450             3647
      Unrealised Foreign Exchange Gains               23300                -
                                                 ----------       ----------
                                                    7720537          5427282
                                                 ==========       ==========
 4  INCOME TAX EXPENSE

    The prima facie tax payable on operating profit is reconciled to the income tax provided in the accounts as follows:

    Prima facie tax payable on operating
    profit & extraordinary items at 36%              123213            60054
                                                 ----------       ----------
                                                     123213            60054

    Add tax effect of:

    Accounting Depreciation                           45296                -
    Amortisation of Goodwill                          16200                -
    Amortisation of Leases                            16514                -
    Entertainment                                      7535             1494
    Fines                                               174                8
    Finance Lease Charges                              4617                -
    Leave Provisions                                  50014                -
                                                 ----------       ----------
                                                     263563            61556

    Less tax effect of:

    Deferred Income not Subject to

    Income Tax                                        16259                -
    Foreign Currency Exchange Profit not
    Subject to Income Tax                              8388                -
    Recoupment of Prior Years Tax Losses                  -            25079
    Depreciation for Tax Purposes                     44477                -
    Deductible Lease Payments                         21491                -
                                                 ----------       ----------
    Income Tax Payable                               172948            36477
                                                 ==========       ==========

--------------------------------------------------------------------------------
NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED IN AUSTRALIAN DOLLARS.

                                                                             7.4




ADE NETWORK TECHNOLOGY PTY. LTD.
A.C.N. 006 395 026

NOTES TO AND FORMING PART OF THE ACCOUNTS

                                                       2000             1999
                                                        $                $
                                                 ----------       ----------
    The income tax expense comprises amounts set aside as:

    Provision for income tax
    attributable to current year:
    Income tax payable on operating
    profit                                           172948            36477

    Provision for income tax attributable to future years:

    Future income tax benefit                        (24804)               -
                                                 ----------       ----------
                                                     148144            36477
                                                 ==========       ==========
 5  DIVIDENDS PROVIDED FOR OR PAID

    Dividends Paid

    Fully Franked                                     47400                -
                                                 ==========       ==========


 6  CASH

    Cash on Hand                                        650              500
    Bank - NAB A1                                      8677                -
                                                 ----------       ----------
                                                       9327              500
                                                 ==========       ==========
 7  RECEIVABLES

    CURRENT

    Trade Debtors                                   1112115           431758
    Deposits                                          17794            11894
    Other Debtors                                     32504             4105
                                                 ----------       ----------
                                                    1162413           447757
                                                 ==========       ==========
 8  INVENTORIES

    CURRENT

    Finished Goods                                   754877           483623
                                                 ==========       ==========
 9  OTHER ASSETS

    CURRENT

    Future Income Tax Benefit                        118093                -
                                                 ==========       ==========
    NON-CURRENT

    Future Income Tax Benefit                         48009                -
                                                 ==========       ==========

--------------------------------------------------------------------------------
NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED IN AUSTRALIAN DOLLARS.

                                                                             7.5




ADE NETWORK TECHNOLOGY PTY. LTD.
A.C.N. 006 395 026

NOTES TO AND FORMING PART OF THE ACCOUNTS

30TH JUNE 2000

                                                       2000             1999
                                                        $                $
                                                 ----------       ----------
10  PROPERTY, PLANT & EQUIPMENT

    Computer Systems - at cost                       248428           188515
    Less: Accumulated Depreciation                  (174037)         (133667)
    Office Equipment - at cost                        83730            60905
    Less: Accumulated Depreciation                   (50575)          (39902)
    Office Furniture - at cost                        35016            27682
    Less: Accumulated Depreciation                   (24589)          (20348)
                                                 ----------       ----------
                                                     117973            83185
                                                 ----------       ----------
    Floor Coverings - at cost                          3976             3976
    Less: Accumulated Depreciation                     2974             2863
                                                 ----------       ----------
                                                       1002             1113
                                                 ----------       ----------
    Shelving - at cost                                 1907             1907
    Less: Accumulated Depreciation                     1907             1120
                                                 ----------       ----------
                                                          -              787
                                                 ----------       ----------
    Motor Vehicles - at cost                         140825           140825
    Less: Accumulated Depreciation                    16733             2651
                                                 ----------       ----------
                                                     124092           138174
                                                 ----------       ----------
    Equipment - Pinnacle                              17500                -
    Less: Accumulated Depreciation                    17500                -
                                                 ----------       ----------
                                                          -                -
                                                 ----------       ----------
    Engineering Equipment - at cost                  131419            59316
    Less: Accumulated Depreciation                    80451            42545
                                                 ----------       ----------
                                                      50968            16771
                                                 ----------       ----------
    Equipment - Training Room - at cost                1118             1118
    Less: Accumulated Depreciation                     1118              967
                                                 ----------       ----------
                                                          -              151
                                                 ----------       ----------
    Motor Vehicle under Lease                        285610                -
    Less: Accumulated Amortisation                    75638                -
                                                 ----------       ----------
                                                     209972                -
                                                 ----------       ----------

    Total property, plant & equipment                504007           240181
                                                 ==========       ==========

--------------------------------------------------------------------------------
NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED IN AUSTRALIAN DOLLARS.

                                                                             7.6



ADE NETWORK TECHNOLOGY PTY. LTD.
A.C.N. 006 395 026

NOTES TO AND FORMING PART OF THE ACCOUNTS

30TH JUNE 2000

                                                       2000             1999
                                                        $                $
                                                 ----------       ----------
11  INTANGIBLES

    Formation Expenses                                 1889             1889

    Goodwill - at Cost                                62500            62500
    Reclassification to Fixed Assets                 (17500)               -
    Amortisation of Goodwill                         (45000)               -
                                                 ----------       ----------
                                                          -            62500
                                                 ----------       ----------
                                                       1889            64389
                                                 ==========       ==========
12  CREDITORS & BORROWINGS

    INCLUDED IN CURRENT CREDITORS &

    BORROWINGS:

    Hire Purchase Liability                           27086            20617
    Less: Unexpired Interest                          (6566)           (8241)
    Lease Liability                                   70356                -
    Other Creditors and Accruals                     214410            59038
    Trade Creditors                                  889778           407797
    GST Payable                                       35117                -
    Bank Overdraft                                    53524            59862
                                                 ----------       ----------
                                                    1283705           539073
                                                 ==========       ==========

    NON-CURRENT

    Hire Purchase Liability                           75527            87737
    Lease Liability                                  137807                -
    Bank Loans - unsecured                           146733           175782
    Other Loans - unsecured                               -             3177
                                                 ----------       ----------
                                                     360067           266696
                                                 ==========       ==========


13  PROVISIONS

    CURRENT

    Provision for Annual Leave                        56400                -
    Provision for Long Service Leave                  66723                -
    Provision for Income Tax                         163829            36477
                                                 ----------       ----------
                                                     286952            36477
                                                 ==========       ==========
    NON-CURRENT

    Provision for Long Service Leave                  15806                -
                                                 ==========       ==========

    Aggregate employee entitlement

    liability                                        138929                -
                                                 ==========       ==========

--------------------------------------------------------------------------------
NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED IN AUSTRALIAN DOLLARS.

                                                                             7.7



ADE NETWORK TECHNOLOGY PTY. LTD.
A.C.N. 006 395 026

NOTES TO AND FORMING PART OF THE ACCOUNTS

30TH JUNE 2000

                                                       2000             1999
                                                        $                $
                                                 ----------       ----------
14  OTHER LIABILITIES

    CURRENT

    Fees Billed in Advance                           347331                -
                                                 ==========       ==========
15  SHARE CAPITAL

    Authorised Capital:

    500,000 Ordinary Shares of $1 Each               500000           500000
                                                 ==========       ==========

    Issued & Paid Up Capital:

    237,000 Ordinary Shares of $1 Each               237000           237000
                                                 ==========       ==========
16  RESERVES

    Capital Profit/(Loss) Reserve                      (641)            (641)
                                                 ==========       ==========
17  CAPITAL & LEASING COMMITMENTS

    (a) FINANCE LEASE COMMITMENTS

    Not longer than one year                          87141                -
    Longer than one year but not longer
    than five years                                  152329                -
                                                 ----------       ----------
    Minimum Lease Payments                           239470                -
    Less: Future Finance Charges                      31307                -
                                                 ----------       ----------
                                                     208163                -
                                                 ==========       ==========

    (b) OPERATING LEASE COMMITMENTS

    Non cancellable operating leases
    contracted for but not capitalised
    in the financial statements.
    Payable:

    Not longer than one year                         127193            62100
    Longer than one year but not longer
    than five years                                  132445           160425
                                                 ----------       ----------
                                                     259638           222525
                                                 ==========       ==========

    This commitment arises from non cancellable property leases over various terms. There are contingent liabilities relating to future rental increases arising from CPI adjustments under the terms of the lease agreements.

--------------------------------------------------------------------------------
NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED IN AUSTRALIAN DOLLARS.

                                                                             7.8



ADE NETWORK TECHNOLOGY PTY. LTD.
A.C.N. 006 395 026

NOTES TO AND FORMING PART OF THE ACCOUNTS

30TH JUNE 2000

                                                       2000             1999
                                                        $                $
18  REMUNERATION AND RETIREMENT BENEFITS

    (a)  Remuneration of Directors:
    Remuneration received or receivable
    by all directors of the company:

    - from the company or any related
    party in connection with the
    management of the company
                                                     175000           137259
    - from the company in connection
    with the management of a related
    party

                                                          -                -

    Directors:

    The names of directors who have held
    office during the financial year are:

    Wayne Anderson
    William Anderson
    Philip W Anderson

    (b) Retirement Benefits:
    Amounts paid to a superannuation
    plan for the provision of retirement
    benefits by:

    - the company or any related party
    for directors of the company
                                                     140271           138136
    - the company for directors of any
    related party
                                                          -                -
19  RELATED PARTY TRANSACTIONS

    A company controlled by Philip and Wayne
    Anderson,  directors,  sold product and
    services to the company and  sub-leased
    premises to the company  under normal
    commercial terms and conditions.

    Sales                                             12954             3606
    Lease Rental                                       6583                -

    The direct,  indirect and  beneficial
    shareholdings  of directors and their
    related entities in the shares of the
    company as at 30 June 2000 was:

    237,000  (1999 - 237,000)
    fully paid ordinary shares.


--------------------------------------------------------------------------------
NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED IN AUSTRALIAN DOLLARS.

                                                                             7.9


ADE NETWORK TECHNOLOGY PTY. LTD.
A.C.N. 006 395 026

NOTES TO AND FORMING PART OF THE ACCOUNTS

30TH JUNE 2000

                                                    2000             1999
                                                     $                $
20  SEGMENT REPORTING

    The company operates in the product
    distribution and service sector where
    it designs,  installs and services
    microwave  communication  systems
    throughout Australia.

--------------------------------------------------------------------------------
NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED IN AUSTRALIAN DOLLARS.

RESOLUTIONS OF DIRECTORS OF
ADE NETWORK TECHNOLOGY PTY. LTD.
PASSED ON 27 SEPTEMBER, 2000

ACCOUNTS:         It was noted that the accounts have been prepared as a special purpose financial report in accordance with the accounting policies outlined in Note 1 to the accounts.

                  It was resolved that the company is a non-reporting entity and to the best of the knowledge and belief of the directors would remain so in the current financial year.

DIRECTORS         The declaration by directors in respect of the year ended 30
DECLARATION :     June, 2000 was tabled and it was resolved that the statement be approved and signed by the two directors indicated thereon.


CONFIRMATION:     We, the undersigned, being all the directors of the company hereby approve the above as a correct record of the resolutions of directors passed on this date.




------------------------------------------
Wayne Anderson
Director

------------------------------------------
William Anderson
Director

------------------------------------------
Philip W Anderson
Director

--------------------------------------------------------------------------------
NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED IN AUSTRALIAN DOLLARS.

RESOLUTIONS OF DIRECTORS OF
ADE NETWORK TECHNOLOGY PTY. LTD.
PASSED ON 24 SEPTEMBER, 1999

DIVIDEND : It was resolved that the following fully franked Class C final dividend be declared out of profits of the year ended 30 June, 1999, hereby and forthwith payable to the members whose names appear on the register of members as holders of the undermentioned shares on 24 September, 1999:

                  - 237000 Ordinary Shares at the rate of $0.10 per share.


DISTRIBUTION:     Based on the present holdings of shares, the distribution of the above fully franked dividend would be as follows:

         Name                No. of Shares     Dividend   Imputation Credit
                                                           (Tax Rate 36%)

      Maureen Anderson          200000        $20000.00      $11250.00
      Philip Anderson            12000         $1200.00        $675.00
      Wayne Anderson             25000         $2500.00       $1406.25


LOAN ACCOUNTS:    It was resolved that the above dividend be paid in cash or credited to the loan accounts of the respective shareholders.


CONFIRMATION:     We, the  undersigned,  being all the  directors of the company entitled to receive notice of meetings of directors hereby approve the above as a correct record of the resolutions of directors passed on 24 September, 1999.

------------------------------------------
Wayne Anderson
Director

------------------------------------------
William Anderson
Director

------------------------------------------
Philip W Anderson
Director

--------------------------------------------------------------------------------
NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED IN AUSTRALIAN DOLLARS.

RESOLUTIONS OF DIRECTORS OF
ADE NETWORK TECHNOLOGY PTY. LTD.
PASSED ON 4 FEBRUARY, 2000

DIVIDEND : It was resolved that the following fully franked Class C interim dividend be declared out of profits of the year ended 30 June 2000, hereby and forthwith payable to the members whose names appear on the register of members as holders of the undermentioned shares on 4 February, 2000:

                  - 237000 Ordinary Shares at the rate of $0.10 per share.
DISTRIBUTION:     Based on the present holdings of shares, the distribution of the above fully franked dividend would be as follows:

         Name                No. of Shares     Dividend   Imputation Credit
                                                           (Tax Rate 36%)

      Maureen Anderson          200000        $20000.00      $11250.00
      Philip Anderson            12000         $1200.00        $675.00
      Wayne Anderson             25000         $2500.00       $1406.25


LOAN ACCOUNTS:    It was resolved that the above dividend be paid in cash or credited to the loan accounts of the respective shareholders.

CONFIRMATION:     We, the  undersigned,  being all the  directors of the company entitled to receive notice of meetings of directors hereby approve the above as a correct record of the resolutions of directors passed on 4 February, 2000.

----------------------------------------
Wayne Anderson
Director

----------------------------------------
William Anderson
Director

----------------------------------------
Philip W Anderson
Director

--------------------------------------------------------------------------------
NOTE - ADE NETWORK TECHNOLOGY PTY LTD AUDITED FINANCIAL STATEMENTS ARE PRESENTED IN AUSTRALIAN DOLLARS.

[/R]